CYTTA CORP

CYTTA CORP

Investor Presentation

June 2022

OTC**QB:CYCA**

General Disclaimer

This Confidential Information Memorandum (the "Memo") from Cytta Corp, (together with its officers, employees, advisors, agents, and representatives, the "Company"), is provided in connection with confidential discussions about a potential acquisition of the Company (the "Transaction"). The Memo is provided to the recipient on the following terms:

The Memo and all other information provided by or on behalf of the Company in connection with the Transaction (collectively, "Company Information") are for discussion purposes only, and is not an offer or agreement to purchase the Company. This Memo and the other Company Information may be used only to aid the parties' in evaluating interest in further, definitive conversations about a Transaction. The Company Information will not bind the Company or recipient except with respect to the confidentiality and proprietary information provisions set out below.

This Memo and all other Company Information are strictly confidential. By accepting Company Information, recipient agrees not to use, reproduce, copy, publish, or disclose to any third party this Memo, the contents of this Memo, or any other Company Information, except as otherwise expressly permitted by the Company in writing. Recipient agrees that all Company Information is proprietary to the Company and that recipient has no rights or interest in or to it except as expressly set out in this Memo. Upon request of either party, the Company and recipient agree to supplement this paragraph with a customary confidentiality and non-disclosure agreement relating to the confidential and proprietary information of the parties.

All Company Information has been provided by the Company from its internal records and may not be comprehensive. The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of any Company Information. The Company Information (including all calculations and projections) has not been independently audited, reviewed, or verified as to its accuracy by any third party. The Company has no duty to update, correct, or supplement the Company Information after the date of this Memo.

The Company Information contains forward-looking statements. This includes statements about the Company's operations and financial position, business strategy and plans, prospects and growth, and objectives for the future. These forward-looking statements involve a number of risks, uncertainties, and assumptions. They are based on current expectations and projections about future events and trends. However, new and additional risks and circumstances may emerge that are unknown at this time. Any factor or combination of factors, known or unknown as of the date of this Memo, might cause actual results to differ materially from those contained in the Company Information. Accordingly, recipient should not rely on forward-looking statements as predictions or guarantees of future events. The Company has no duty to update, correct, or supplement any forward-looking statement after the date of this Memo or to conform the statements to actual results or revised expectations.

The Company expressly reserves the right to alter or terminate the Transaction process at any time. The Company may accept or reject any preliminary or final offer from any party, at any time, and for any reason. Neither the Memo nor any other Company Information constitutes investment advice by the Company. Recipient must independently evaluate and analyze the merits and potential for the Transaction, and should seek its own professional advice.

Forward Looking Statement

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

Company Overview

Executive Management Team

Overview

SAAS Based, AI Powered Video/Audio Streaming and Integrated Communications

Cytta Corp (OTCQB: CYCA) develops and distributes proprietary technology that radically shifts how video is streamed, integrated, consumed, transferred, and stored. We have created solutions that solve real world mission-critical problems in large markets.

CYCA goal is to deliver long term stockholder value by selling our products to First Responders, Military, Utilities, and Commercial Enterprises that cater to these verticals.

Corporate Profile (as at June 1, 2022)	
Headquarters	Las Vegas, NV
Stock Symbol	OTC**QB**:CYCA
Market Cap.	$56 Million
Shares Outstanding	376,815,718
Share Price	$0.15
Av. Daily Vol	128,096
Inside Ownership	29.8%

- Military airborne ISR video streaming technology is completely disrupting the market for US defense drones. The US Department of Defense (DoD)—and defense ministries elsewhere—have an insatiable appetite for ISR (Intelligence, Surveillance and Reconnaissance)

- Virtually every single U.S. police and fire department has now adopted an ISR video communication platform including: First responder drone use, Search and rescue, Incident situational awareness, Surveillance/crowd monitoring, Crime scene analysis, Body worn video (BWV) / body worn camera (BWC), Facial recognition Technology (FRT)

- 82% of internet traffic is image and video. Social media and HD streaming services are leading the charge. 400 hours of HD video is uploaded to YouTube alone every single minute; 4,333,560 videos are streamed every minute on YouTube:100,000,000 photos are uploaded to Instagram every single day.

Executive Management Team

Gary Campbell, CEO:

- 30+ years experience with paradigm shifting technology companies
- Mr. Campbell introduced the technology behind all modern chip-based Point of Sale (POS) credit card terminals; proprietary cellular chip technology the basis of the modern TracFone; led the introduction of bot-based instant news delivery technology; and introduced remote medical peripheral monitoring technology with Samsung's Anyweb

Michael Collins, CTO:

- Mr. Collins currently leads the Cytta SUPR Compression and IGAN Incident Command System design and implementation teams. He works directly with the team of software engineers responsible for all updates and revisions to the product and the underlying algorithms.
- Mr. Collins has over 20 years of experience in developing, designing and operating digital imaging, network, and telecommunications technologies.

Michael Chermak, CAO:

- 30+ years of global experience in healthcare related ventures; founded and successfully exited multiple companies.
- 20 years public company experience on OTC and NASDAQ as an officer and director. Has raised over $200 million for companies where he has held leadership positions.

Management supported by a team of independent contactors – finance, SEC compliance, product development, programmers, PR, etc.

Addressable Market

Go-To-Market Strategy

Revenue Model

Opportunity

Massive Addressable Market - First Responders & Military (USA)

First Responders

- 20,985 police and sheriff's precincts with over **1.37M officers**
- 58,000 Fire stations with over **1.1M Fire Fighters**
- A **$1.49 billion** U.S. ISR Market potential

Military

- The US Military airborne ISR (Intelligence, Surveillance and Reconnaissance) market, is growing rapidly
- **$6 billion** in ISR appropriations in the 2019 DoD budget alone

How ISR Tech Will Disrupt the Market for Defense Drones | BCG

How Much Data is Created on the Internet Each Day? (microfocus.com)

Go To Market Strategy

Sales:

- Direct sales:
  - Retired officers (police, fire, etc.)
- Value Added Resellers:
  - Channel partners, i.e., Accenture, Axon, Booz Allen

Marketing:

- Industry trade shows
- Direct marketing & PR efforts
- Thought leadership

Objective:

- Establish beachhead and capture the real estate!
- Remove friction from the sales process
  - pricing based on approval levels,
  - free 30-day trials, etc.

Scalability

- SAAS Delivered
- Online training and implementation tools
- Infinitely scalable!
- Modular
- Pricing based on approval levels, avoids lengthy procurement process
- Real time OTA (over the air) updates

Revenue Model

- License per incidence group. Departments can have multiple incident groups, and each needs a license
- Minimum annual license fee per first responder incident team, commercial priced at 3X – 5X +
- Additional modules, per system, as addons – drone clear, MHAN, EMT, etc.
- SaaS recurring fee model

Future Expansion

Commercial

- Utility companies
- Private security companies
- Energy companies
- Asset management
- Public works
- Emergency Medical Services (EMS)

Technology



IGAN

IGAN is a highly secure, SaaS based advanced INCIDENT COMMAND SYSTEM (ICS) offering real-time, integrated communications from multiple video and voice devices including video cameras, bodycams, dronecams, smartphones, tablets, computers, and 2-way radios. IGAN resides in Cytta's secure cloud or can be privately hosted on a customer's server.

Central Command Center



IGAN
Incident Global Area Network
Search
Active Channels
6 Members
Active
CP
Channel
DPD
Channel
All SWAT
Channel
SWAT
Channel
Gang
Channel
Incident Channels
THP-13
Channel
6 Members
Active
EOD
Channel
UAS11
Channel
UAS8
Map
Satellite
BOTANICAL HEIGHTS
TIFFANY
THE HILL
McRee Ave
Shaw Blvd
Lafayette Ave
drone3A112_livefeeed.mpu8
vid_0225_mp443.mp4
vid_0225_mp443.mp4
0:10 / 3:20
0:10 / 3:20
0:10 / 3:20
vid_0225_mp443.mp4
drone3A112_livefeeed.mpu8
Choose Video
0:13


Save your Security Key


SWAT Room Members


Create a Room


Video Source

Unparalleled Security


Set up Secure Backup
Generate a Security Key
Enter a Security Phrase


Built for Mission Critical Situations
Voice
Video
Map
Add Video
50%
Uploading...
Add local video files by clicking and adding above, or somply dragging and dropping. Or add a stream URL to the field below.
Add a Stream URL
https://
Done
SWAT Channel
Chats
Encrypted
Members
UAS1 Today, 11:31am
drone3A112_livefeeed.mpu8
0:10 / 3:20
Santos Today, 11:42am
BOLO issued.
Campbell Today, 11:45am
Found this at the scene
FOREST PARK SOUTHEAST
Gibson Ave
S Taylor Ave
Adams Park
Hunt Ave
S Kingshighway Blvd
McRee Ave
Blaine Ave
Shaw Blvd
Missouri Botanical Garden
Alfred Ave
Grove St
Klemm St
Russell
Flad Ave

Key Takeaways

Goals / Future Milestones

Investment Highlights

Goals / Future Milestones

Expand	Expand SUPR and IGAN market share within the military, first responder and commercial segments
Complete	Complete final development for commercial enterprise software for video & image transfer and storage
Develop and deploy	Develop and deploy ATAK functionality & FPGA integrated circuit boards
Develop and deploy	Develop and deploy ASICS chip with SUPR



Investment Highlights

Dynamic and Expanding Market	Strong Demand for Existing Products	Management Team	Cytta's Proprietary Solutions	Sector Valuation Metrics Highly Favorable	SAAS Based
• Video Streaming Technologies by Military, First Responders and Public are proliferating exponentially	• Highly favorable customer experience • Demand and orders for SUPR and IGAN are growing month over month with several major corporations/gov't agencies in the mix	• Highly experienced in commercializing military and disruptive technologies	• Provide the company with a distinct competitive advantage	• Advanced Technology Stocks experiencing superior returns • Mean average P/E above other industries	• High margins > 90% • Infinitely scalable • Rapidly deployed • Priced to remove buyer friction – routine operating expense

Technology from Military to Enterprise
OTCQB:CYCA

CYTTA CORP

For More Information - Please Contact:	
Gary Campbell	Michael Chermak
CEO & Founder	COO
Gary@cytta.com	Chermak@cytta.com
702 900 7022	619 977 7203

Company Presentation - June 2022